UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004 (October 16, 2004)

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Dory Road, Gloucester, MA	01930
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(978) 282-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 18, 2004, Varian Semiconductor Equipment Associates, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing, among other things, the appointment of Mr. Gary E. Dickerson as the Company’s chief executive officer. In the Form 8-K, the Company indicated its intent to amend that filing to include a brief description of the material terms of Mr. Dickerson’s employment. This filing amends the Current Report on Form 8-K filed on October 18, 2004 to include this brief description as well as the offer letter from the Company to Mr. Dickerson.

Section 1. Registrant’s Business and Operations

Item 1.01 Entry into Material Definitive Agreement

In connection with the appointment of Mr. Gary E. Dickerson as the Company’s chief executive officer, the Company and Mr. Dickerson signed an Offer Letter effective October 16, 2004 (the “Offer Letter”). A brief description of the terms and conditions of the Offer Letter is set out in Item 5.02(c) of this Current Report on Form 8-K/A.

A copy of the Offer Letter is attached as Exhibit 10.1 to this Current Report on Form 8-K/A and is incorporated by reference herein.

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)	Not applicable.

(b)	Not applicable.

(c)	Appointment of Chief Executive Officer

Brief Description of the Material Terms of the Offer Letter

Mr. Dickerson will receive an annual base salary of $550,000 and be eligible to participate in the Company’s Management Incentive Plan. Mr. Dickerson will enter into a Change in Control Agreement (in the form applicable to the Chief Executive Officer of the Company) and an Indemnity Agreement with the Company, which have been previously approved by the Company’s board of directors. The Change in Control Agreement and the Indemnity Agreement will take effect as of the date he assumed office.

Mr. Dickerson will be granted nonqualified stock options to purchase an aggregate of 400,000 shares of the Company’s stock. On October 18, 2004, he was granted options to purchase 125,000 shares, and the remaining options to purchase 275,000 shares will be granted by the compensation committee of the Company’s board of directors in one or more installments on dates during the Company’s current fiscal year on which options are granted generally to employees. On October 18, 2004, Mr. Dickerson was also granted $1 million of restricted stock. All of these equity awards will be subject to a four-year vesting schedule.

Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Offer Letter from Varian Semiconductor Equipment Associates, Inc. to Mr. Gary E. Dickerson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
(Registrant)

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday
Title:	Executive Vice President, Treasurer and Chief Financial Officer

Date: October 20, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter from Varian Semiconductor Equipment Associates, Inc. to Mr. Gary E. Dickerson.